UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2011

CAMPUS CREST COMMUNITIES, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34872	27-2481988
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Rexford Road

Suite 414

Charlotte, North Carolina 28211

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (704) 496-2500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Campus Crest Communities, Inc. with the Securities and Exchange Commission on January 5, 2012 (the “Initial Report”), reporting the acquisition of the remaining 50.1% ownership interests in The Grove at Huntsville, Texas, and The Grove at Statesboro, Georgia, to include the historical financial statements and unaudited pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements Under Rule 3-14 of Regulation S-X

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenue and Certain Expenses of The Grove at Huntsville and The Grove at Statesboro for the nine months ended September 30, 2011 (unaudited) and for the period from August 1, 2010 (inception of operations) through December 31, 2010

Notes to Combined Statements of Revenue and Certain Expenses

(b) Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro forma Condensed Consolidated Balance Sheet as of September 30, 2011 (Unaudited)

Pro forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2011 (Unaudited)

Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010 (Unaudited)

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c) Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

Campus Crest Communities, Inc.:

We have audited the accompanying combined statement of revenue and certain expenses of The Grove at Huntsville and The Grove at Statesboro for the period from August 1, 2010 (inception of operations) through December 31, 2010. This combined financial statement is the responsibility of the management of Campus Crest Communities, Inc. Our responsibility is to express an opinion on the combined financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the current report on Form 8-K/A of Campus Crest Communities, Inc., as described in note 2 to the combined financial statement. It is not intended to be a complete presentation of the combined revenue and expenses of The Grove at Huntsville and The Grove at Statesboro.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and expenses as described in note 2, of The Grove at Huntsville and The Grove at Statesboro for the period from August 1, 2010 (inception of operations) through December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Atlanta, Georgia
March 9, 2012

THE GROVE AT HUNTSVILLE AND THE GROVE AT STATESBORO

COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

(in thousands)

	Nine Months Ended September 30, 2011	Period from August 1, 2010 (inception of operations) through December 31, 2010
	(unaudited)
Revenue:
Student housing leasing	$4,143	$2,326
Student housing services	87	35

Total revenue	4,230	2,361

Certain expenses:
Student housing operations	1,963	901
Management fees	196	112

Total certain expenses	2,159	1,013

Revenue in excess of certain expenses	$2,071	$1,348

See accompanying notes to financial statement.

THE GROVE AT HUNTSVILLE AND THE GROVE AT STATESBORO

NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1. Organization and Description of Business

HSRE-Campus Crest I, LLC was formed on November 7, 2008 between HSRE-Campus Crest IA, LLC (“HSRE”) and Campus Crest Ventures III, LLC (“CCV III”), an affiliate of Campus Crest Communities, Inc. (the “Company”), for the principal purpose of owning, developing, constructing and operating student housing rental properties. At September 30, 2011 and December 31, 2010, HSRE holds a 50.1% member interest in HSRE-Campus Crest I, LLC and the Company holds a 49.9% member interest.

At September 30, 2011 and December 31, 2010, HSRE-Campus Crest I, LLC owned the following properties:

Property	University	Year Opened
The Grove at San Angelo	Angelo State University	2009	(1)
The Grove at Moscow	University of Idaho	2009	(1)
The Grove at Lawrence	University of Kansas	2009	(1)
The Grove at Huntsville	Sam Houston State University	2010	(2)
The Grove at Statesboro	Georgia Southern University	2010	(2)
The Grove at Conway	University of Central Arkansas	2010	(2)

(1)	Property opened and began operations in Fall 2009.
(2)

Property opened and began operations in Fall 2010. The combined statement of revenue and certain expenses of The Grove at Huntsville and The Grove at Statesboro for the period from August 1, 2010 (inception of operations) through December 31, 2010 includes approximately five months of revenue and related operating expenses.

On December 29, 2011, the Company acquired HSRE’s 50.1% ownership interest in The Grove at Huntsville and The Grove at Statesboro (the “Acquired Properties”). As a result, the Company owns a 100% interest in the Acquired Properties, whose results of operations subsequent to the acquisition will be consolidated with the results of operations of the Company.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying combined statement of revenue and certain expenses includes the rental and property operations of the Acquired Properties for the period from August 1, 2010 (inception of operations) through December 31, 2010.

The accompanying combined statement of revenue and certain expenses for the nine months ended September 30, 2011 (unaudited) and for the period from August 1, 2010 (inception of operations) through December 31, 2010 was prepared for the purpose of inclusion in this Current Report on Form 8-K/A and to comply with the rules and regulations of the United States Securities and Exchange Commission for the acquisition of real estate properties. The combined statement of revenue and certain expenses is not intended to be a complete presentation of the actual operations of the Acquired Properties for the nine months ended September 30, 2011 (unaudited) and for the period from August 1, 2010 (inception of operations) through December 31, 2010, as certain expenses which may not be comparable to the expenses to be incurred in the proposed future operations of these properties have been excluded. Expenses excluded consist of interest expense on certain loans that will be repaid by the Company, depreciation, amortization and other expenses not directly related to the proposed future operations of the Acquired Properties.

Use of Estimates

The preparation of the combined statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses. Actual results may differ from those estimates.

Revenue Recognition

Students are required to execute lease contracts with payment schedules that vary from annual to monthly payments. Leasing revenue is recognized on a straight-line basis over the term of the leases. Generally, each executed contract is required to be accompanied by a signed parental guaranty. Service revenue is recognized when earned.

Student Housing Operating Expenses

Student housing operating expenses represent the direct expenses of operating the properties and consist primarily of payroll, utilities, repairs and maintenance, insurance, property taxes and other operating expenses that are expected to continue in the proposed future operations of the properties.

Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources, are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. The Grove at Huntsville and The Grove at Statesboro are not subject to any material litigation nor to management’s knowledge is any material litigation currently threatened against The Grove at Huntsville or The Grove at Statesboro other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.

Unaudited Interim Financial Information

The combined statement of revenue and certain expenses for the nine months ended September 30, 2011 is unaudited. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial information for this interim period have been included. The revenue and certain expenses for any interim period are not necessarily indicative of results for other interim periods or the full year.

3. Related Party Transactions

The Grove at Huntsville and The Grove at Statesboro pay property management fees to an affiliate of the Company for customary property management services. Management fees during the nine months ended September 30, 2011 (unaudited) and the period from August 1, 2010 (inception of operations) through December 31, 2010 totaled approximately $196,000 and $112,000, respectively.

CAMPUS CREST COMMUNITIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 29, 2011, Campus Crest Communities, Inc. (the “Company”) acquired certain controlling interests of certain entities (The Grove at Huntsville and The Grove at Statesboro) owned by a real estate venture in which the Company was previously a member.

The accompanying unaudited pro forma condensed consolidated balance sheet presents the historical financial information of the Company as of September 30, 2011, as adjusted for the acquisition of The Grove at Huntsville and The Grove at Statesboro, as if the transaction had occurred on September 30, 2011.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 are presented as if the transaction occurred on January 1, 2010.

This unaudited pro forma condensed consolidated information should be read in conjunction with the historical financial information and notes thereto contained in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2010, initially filed on March 11, 2011, and the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2011, filed on November 4, 2011.

CAMPUS CREST COMMUNITIES, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2011

(UNAUDITED)

(in thousands, except share data)	Historical Campus Crest Communities, Inc	Pro forma Adjustments	Combined Pro forma
		(A)
Assets
Investment in real estate, net:
Student housing properties	$461,333	$49,087	$510,420
Accumulated depreciation	(71,417)	—	(71,417)
Development in process	32,808	—	32,808

Investment in real estate, net	422,724	49,087	471,811
Investment in unconsolidated entities	16,751	(4,883)	11,868
Cash and cash equivalents	9,457	1,554	11,011
Restricted cash and investments	2,352	—	2,352
Student accounts receivable, net of allowance	1,578	95	1,673
Costs in excess of construction billings	3,530	—	3,530
Other assets	10,452	1,013	11,465

Total assets	466,844	46,866	513,710

Liabilities and equity
Liabilities:
Mortgage and construction loans	149,178	28,764	177,942
Line of credit and other debt	43,552	13,604	57,156
Accounts payable and accrued expenses	31,575	475	32,050
Other liabilities	11,056	864	11,920

Total liabilities	235,361	43,707	279,068

Equity (deficit):
Stockholders’ equity (deficit):
Common stock, $.01 par value, 90,000,000 shares authorized, 30,706,527 shares issued and outstanding at September 30, 2011	307	—	307
Additional paid-in capital	248,640	—	248,640
Accumulated deficit and distributions	(20,929)	3,159	(17,770)
Accumulated other comprehensive loss	(425)	—	(425)

Total stockholders’ equity	227,593	3,159	230,752
Noncontrolling interests	3,890	—	3,890

Total equity	231,483	3,159	234,642

Total liabilities and equity	$466,844	$46,866	$513,710

See accompanying notes to pro forma condensed consolidated financial statements

CAMPUS CREST COMMUNITIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2011

(UNAUDITED)

(In thousands, except per share data)	Historical Campus Crest Communities, Inc.	Acquisition of HSRE Properties	Pro forma Adjustments	Combined Pro forma
		(AA)	(BB)
Revenues:
Student housing rental	$41,054	$4,143	$—	$45,197
Student housing services	1,662	87	—	1,749
Development, construction and management services	26,444	—	(98)	26,346

Total revenues	69,160	4,230	(98)	73,292
Operating expenses:
Student housing operations	20,086	2,159	(196)	22,049
Development, construction and management services	24,229	—	—	24,229
General and administrative	4,923	—	—	4,923
Ground leases	156	—	—	156
Depreciation and amortization	15,239	—	1,132	16,371

Total operating expenses	64,633	2,159	936	67,728
Equity in loss of unconsolidated entities	(944)	—	59	(885)

Operating income (loss)	3,583	2,071	(975)	4,679
Nonoperating income (expense):
Interest expense	(4,657)	—	(978)	(5,635)
Change in fair value of interest rate derivatives	315	—	—	315
Other income	272	—	—	272

Total nonoperating expenses, net	(4,070)	—	(978)	(5,048)

Income (loss) before income taxes	(487)	2,071	(1,953)	(369)
Income tax expense	(214)	—	—	(214)

Net income (loss)	(701)	2,071	(1,953)	(583)
Net income attributable to noncontrolling interests	1	—	—	1

Net income (loss) attributable to Campus Crest Communities, Inc.	$(702)	$2,071	$(1,953)	$(584)

Net loss per share attributable to Campus Crest Communities, Inc.:
Basic and diluted	$(0.02)			$(0.02)

Weighted-average common shares outstanding:
Basic	30,717			30,717

Diluted	30,717			30,717

Distributions per common share	$0.48			$0.48

See accompanying notes to pro forma condensed consolidated financial statements

CAMPUS CREST COMMUNITIES, INC. AND PREDECESSOR

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

(UNAUDITED)

(In thousands, except per share data)	Historical Campus Crest Communities Predecessor January 1, 2010 Through October 18, 2010	Historical Campus Crest Communities, Inc. October 19, 2010 Through December 31, 2010	Acquisition of HSRE Properties	Pro forma Adjustments	Combined Pro forma
			(AA)	(BB)
Revenues:
Student housing rental	$39,169	$10,452	$2,326	$—	$51,947
Student housing services	1,902	334	35	—	2,271
Development, construction and management services	35,557	74	—	(23,623)	12,008

Total revenues	76,628	10,860	2,361	(23,623)	66,226
Operating expenses:
Student housing operations	22,424	5,371	1,013	(112)	28,696
Development, construction and management services	33,449	—	—	(19,004)	14,445
General and administrative	5,589	1,176	—	—	6,765
Ground leases	214	42	—	—	256
Write-off of pre-development costs	537	—	—	—	537
Depreciation and amortization	14,886	3,961	—	900	19,747

Total operating expenses	77,099	10,550	1,013	(18,216)	70,446
Equity in loss of unconsolidated entities	(259)	(163)	—	(33)	(455)

Operating income (loss)	(730)	147	1,348	(5,440)	(4,675)
Nonoperating income (expense):
Interest expense	(20,836)	(2,519)	—	(483)	(23,838)
Change in fair value of interest rate derivatives	871	146	—	—	1,017
Other income	43	621	—	—	664

Total nonoperating expenses, net	(19,922)	(1,752)	—	(483)	(22,157)

Income (loss) before income taxes	(20,652)	(1,605)	1,348	(5,923)	(26,832)
Income tax expense	—	—	—	—	—

Net income (loss)	(20,652)	(1,605)	1,348	(5,923)	(26,832)
Net (loss) attributable to noncontrolling interests	(7,479)	(14)	—	—	(7,493)

Net income (loss) attributable to Campus Crest Communities, Inc. and Predecessor	$(13,173)	$(1,591)	$1,348	$(5,923)	$(19,339)

Net loss per share attributable to Campus Crest Communities, Inc. and Predecessor:

Basic and diluted		$(0.05)			$(0.65)

Weighted-average common shares outstanding:
Basic		29,877			29,877

Diluted		29,877			29,877

Distributions per common share		$0.127			$0.127

See accompanying notes to pro forma condensed consolidated financial statements

CAMPUS CREST COMMUNITIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – Basis of Presentation

On December 29, 2011, the Company acquired certain controlling interests of certain entities (The Grove at Huntsville and The Grove at Statesboro) owned by a real estate venture in which the Company was previously a member.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 presents the historical financial information of the Company as adjusted for the acquisition of The Grove at Huntsville and The Grove at Statesboro, as if the transaction had occurred on September 30, 2011.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and the year ended December 31, 2010 combine the historical operations of the Company and predecessor with the historical operations of The Grove at Huntsville and The Grove at Statesboro as if the transaction occurred on January 1, 2010.

The unaudited condensed consolidated pro forma financial statements have been prepared by the management of the Company based upon the historical financial statements of the Company, Campus Crest Communities Predecessor, The Grove at Huntsville and The Grove at Statesboro. The unaudited pro forma adjustments and eliminations are based on available information and upon assumptions the Company believes are reasonable. These unaudited condensed consolidated pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

NOTE 2 – Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011

Reflects the acquisition of all of Harrison Street Real Estate Capital’s and its affiliates (“HSRE”) interests in the combined real estate venture related to The Grove at Huntsville and The Grove at Statesboro. Through this acquisition, the Company increased its ownership in The Grove at Huntsville to 100% and The Grove at Statesboro to 100%. The following table represents the changes in net property ownership as a result of this transaction:

Property	Net ownership interest pre-acquisition	Net ownership interest post-acquisition

The Grove at Huntsville	49.9%	100.0%

The Grove at Statesboro	49.9%	100.0%

Prior to the acquisition, The Grove at Huntsville and The Grove at Statesboro financial results were accounted for using the equity method of accounting in the Company’s historical consolidated financial statements. As a result of the acquisition, the financial results of The Grove at Huntsville and The Grove at Statesboro are to be consolidated at 100% into the financial results of the Company and are reflected in the related adjustment in the unaudited pro forma condensed consolidated statements of operations (see note 3).

CAMPUS CREST COMMUNITIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(A)	Reflects the pro forma adjustments to the Company’s historical condensed consolidated balance sheet as of September 30, 2011 as a result of the acquisition. In accordance with Financial Accounting Standards Board ASC 805-10, the assets and liabilities acquired will be recorded at their fair values on the acquisition date. Management utilized the fair value adjustments for The Grove at Huntsville and The Grove at Statesboro on the acquisition date and applied this adjustment to the September 30, 2011 asset balances.

(in thousands)

The sources of funding for the acquisition and previously held equity interests in the properties were as follows:
Borrowings on line of credit	$13,604
Mortgage debt	28,764
Previously owned 49.9% equity in The Grove at Huntsville and The Grove at Statesboro	4,883
Fair value adjustment for interest owned prior to this purchase	3,159

$50,410

The preliminary allocation of the purchase price was as follows:
Student housing properties	$49,087
Cash acquired	1,554
Existing leases and tenant relationships	913
Other assets acquired	195
Other liabilities assumed	(1,339)

$50,410

NOTE 3 –	Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2011

(AA)	Reflects unaudited historical revenue and certain expenses for the nine months ended September 30, 2011 for The Grove at Huntsville and The Grove at Statesboro.

Prior to the acquisition, The Grove at Huntsville and The Grove at Statesboro financial results were accounted for using the equity method of accounting in the Company’s historical consolidated statement of operations. As a result of the acquisition, the financial results of The Grove at Huntsville and The Grove at Statesboro are consolidated at 100% into the financial results of the Company and are reflected in the historical revenue and certain expenses for the nine months ended September 30, 2011.

(BB)	Reflects the fair value adjustment as a result of the acquisition and the consolidation of property operations.

•	Elimination of management fee revenue and expense in the amount of $0.1 million and $0.2 million, respectively.

•	Increase in depreciation related to the fair value adjustment.

•	Increase in interest expense related to the borrowings under the line of credit and the mortgage associated with the acquisition.

CAMPUS CREST COMMUNITIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 –	Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010

(AA)	Reflects unaudited historical revenues and certain expenses for the period from August 1, 2010 (inception of operations) through December 31, 2010 for The Grove at Huntsville and The Grove at Statesboro.

Prior to the acquisition, The Grove at Huntsville and The Grove at Statesboro financial results were accounted for using the equity method of accounting in the Company’s historical consolidated statement of operations. As a result of the acquisition, the financial results of The Grove at Huntsville and The Grove at Statesboro are consolidated at 100% into the financial results of the Company and are reflected in the historical revenues and certain expenses for the year ended December 31, 2010.

(BB)	Reflects the fair value adjustment as a result of the acquisition and the consolidation of property operations.

•	Elimination of revenue recognized in the historical consolidated statement of operations related to construction activity and development fees of $21.9 million and $1.2 million, respectively.

•	Elimination of revenue recognized in the historical consolidated statement of operations relating to pre-leasing activities in the amount of $0.5 million.

•	Elimination of expenses incurred in the historical consolidated statement of operations relating to construction activity in the amount of $18.6 million.

•	Elimination of expenses incurred in the historical consolidated statement of operations relating to pre-leasing activities in the amount of $0.4 million.

•	Elimination of management fee expense in the amount of $0.1 million.

•	Increase in depreciation related to the fair value adjustment.

•	Increase in interest expense related to the borrowings under the line of credit and the mortgage associated with the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

By:	/s/ Donald L. Bobbitt, Jr.
Donald L. Bobbitt, Jr.
Executive Vice President, Chief Financial Officer and Secretary

Date: March 9, 2012

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP